MAIRS AND POWER BALANCED FUND, INC.

SUPPLEMENT DATED MAY 23, 2007 TO
STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2007

This information supplements the Statement of Additional Information of  Mairs and Power Balanced Fund, Inc. dated April 30, 2007 (the “SAI”). This supplement and the SAI constitute a current SAI.  To request a copy of the SAI, please call Shareholder Services at (800) 304-7404 or visit our website at www.mairsandpower.com.

The beneficial ownership table as of December 31, 2006 set forth at page 18 of the SAI is corrected to read as follows with respect to Mr. Frels:

	Dollar Range of	Aggregate Dollar Range of Equity Securities In All
	Equity Securities	Registered Investment Companies Overseen by
Name of Director	in the Fund	Director in Family of Investment Companies

William B. Frels	$50,001 - $100,000	over $100,000